SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 January 23, 1998


                                    HSN, INC.
                (Exact name of registrant as specified in charter)



                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


               0-20570                            59-2712887
         (Commission File No.)         (IRS employer identification no.)


               152 West 57th Street, New York, NY              10019
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  (212) 247-5810







         ITEM 5.   OTHER EVENTS.

              On January 23, 1998, Home Shopping Network, Inc. ("Home Shopping Network"), a subsidiary of HSN, Inc., ("HSNi") gave notice (the "Notice") that it has elected to redeem and will redeem on March 1, 1998 (the "Redemption Date"), all of the outstanding Home Shopping Network 5.875% Convertible Subordinated Debentures due March 1, 2006 (the "Debentures") issued pursuant to the Indenture dated as of March 1, 1996, as supplemented (the "Indenture"), between Home Shopping Network and United States Trust Company of New York, at a redemption price of 104.7% of the principal amount of the Debentures. As described in the Notice and pursuant to the Indenture, the Debentures may be converted by the holders thereof into shares of HSNi Common Stock on or prior to the Redemption Date. The Notice is attached as an exhibit hereto, and the foregoing description of the Notice is qualified in its entirety by reference to such exhibit.



         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits.

                        99.1 Notice of Redemption







              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HSN, INC.



                                       By: /s/ James G. Gallagher
                                       Name:   James G. Gallagher
                                       Title:  Vice President,
                                               General Counsel and
                                               Corporate Secretary





         Date:  January 23, 1998







                                  EXHIBIT INDEX



         Exhibit
           No.                            Description



         99.1                             Notice of Redemption